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                        SECURITES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8 - K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2001

                         Commission File Number 0-15582

                          MINUTEMAN INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


          Illinois                                    36-2262931
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(State or other jurisdiction                        (IRS Employer
incorporation or organization)                    Identification No.)


  111 South Rohlwing Road, Addison Illinois                   60601
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   (Address of principal executive offices)                 (Zip Code)


                                 (630) 627-6900
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              (Registrant's telephone number, including area code)


                                    NO CHANGE
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              (Former name, former address and former fiscal year
                         if changed since last report)


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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

On March 29, 2001, Dr. h.c. Tyll Necker, a respected Director of Minuteman International, Inc., ("Minuteman"), died suddenly. Since 1980, Dr. Necker had served as member of the Board of Directors of Minuteman. Dr. Necker was the Chief Executive Officer of Hako-Werke International GmbH, the owner of 68.24% of the outstanding shares of Minuteman. Hako-Werke International GmbH is a wholly owned subsidiary of Hako Werke, a German Company located in Bad Oldesloe, Germany. A copy of press release dated April 3, 2001, is attached hereto as Exhibit A.

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 10, 2001

MINUTEMAN INTERNATIONAL, INC.



By:s/s Gregory J. Rau
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     Gregory J. Rau
     President and Chief Executive Officer

By:s/s Thomas J. Nolan
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     Thomas J. Nolan
     Vice President and Chief Financial Officer